UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2018

PIERIS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37471	EIN 30-0784346
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 State Street, 9th Floor

Boston, MA

United States

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 857-246-8998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 13, 2018, the Company issued a press release (the “Offering Release”) announcing the commencement of an underwritten public offering of its common stock pursuant to a shelf registration statement on Form S-3 (File No. 333-211844) declared effective by the Securities and Exchange Commission on August 3, 2016. In connection with the offering, the Company also announced its intention to grant the underwriters an option for a period of up to 30 days to purchase up to an additional 15% of the number of shares of common stock sold in the offering on the same terms and conditions. The Offering Release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

On February 13, 2018, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S-3 pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Securities Act”), relating to the proposed public offering of shares of the Company’s common stock noted above. The preliminary prospectus supplement contains an updated summary description of the Company’s business in the section entitled “Prospectus Supplement Summary,” which is attached hereto as Exhibit 99.2 and incorporated herein by reference, and contains supplemental risk factors in the section entitled “Risk Factors,” which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

This Current Report on Form 8-K, including the exhibits hereto, shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated February 13, 2018, announcing a proposed public offering of common stock.

99.2	“Prospectus Supplement Summary” included in Pieris Pharmaceuticals, Inc.’s preliminary prospectus supplement dated February 13, 2018 to the Registration Statement on Form S-3 (File No. 333-211844).

99.3	Supplemental risk factors included in Pieris Pharmaceuticals, Inc.’s preliminary prospectus supplement dated February 13, 2018 to the Registration Statement on Form S-3 (File No. 333-211844).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2018	PIERIS PHARMACEUTICALS, INC.

	By:	/s/ Allan Reine
Name: Allan Reine
Title: Chief Financial Officer